SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                         ACI TELECENTRICS, INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                         ACI TELECENTRICS, INCORPORATED

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 26, 2000

                               ------------------

TO THE SHAREHOLDERS OF ACI TELECENTRICS, INCORPORATED:

     The 2000 Annual Meeting of Shareholders of ACI Telecentrics, Incorporated will be held at the offices of Fredrikson & Byron, P.A., Pipestone Voyageurs Room, 1100 International Centre, 900 Second Avenue South, Minneapolis, Minnesota, 55402 at 3:30 p.m. on Friday, May 26, 2000, for the following purposes:

     1.   To set the number of members of the Board of Directors at six (6).

     2.   To elect members of the Board of Directors.

     3. To approve an increase in the number of shares reserved under the Company's 1996 Stock Option Plan from 430,000 to 1,000,000.

     4. To take action on any other business that may properly come before the meeting or any adjournment thereof.

     Accompanying this Notice of Annual Meeting is a Proxy Statement, form of Proxy and the Company's 1999 Annual Report to Shareholders.

     Only shareholders of record as shown on the books of the Company at the close of business on March 22, 2000 will be entitled to vote at the 2000 Annual Meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

     You are cordially invited to attend the 2000 Annual Meeting. Whether or not you plan to attend the 2000 Annual Meeting, please sign, date and mail the enclosed form of Proxy in the return envelope provided as soon as possible. The Proxy is revocable and will not affect your right to vote in person in the event you attend the meeting. The prompt return of proxies will help your Company avoid the unnecessary expense of further requests for proxies.


                                        By Order of the Board of Directors,


                                        /s/ Rick N. Diamond

                                        Rick N. Diamond
                                        CHIEF EXECUTIVE OFFICER

Dated: April 28, 2000
       Minneapolis, Minnesota

                         ACI TELECENTRICS, INCORPORATED

                               ------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                  MAY 26, 2000

                               ------------------

     The accompanying Proxy is solicited by the Board of Directors of ACI Telecentrics, Incorporated (the "Company") for use at the 2000 Annual Meeting of Shareholders of the Company to be held on May 26, 2000, at the location and for the purposes set forth in the Notice of Annual Meeting, and at any adjournment thereof.

     The cost of soliciting proxies, including the preparation, assembly, and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

     Any shareholder giving a Proxy may revoke it any time prior to its use at the 2000 Annual Meeting by giving written notice of such revocation to the Secretary or any other officer of the Company or by filing a later dated written Proxy with an officer of the Company. Personal attendance at the 2000 Annual Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a later dated Proxy is delivered to an officer before the revoked or superseded Proxy is used at the 2000 Annual Meeting. Proxies will be voted as directed therein. Proxies which are signed by shareholders but which lack specific instruction with respect to any proposal will be voted in favor of such proposal as set forth in the Notice of Meeting or, with respect to the election of directors, in favor of the number and slate of directors proposed by the Board of Directors and listed herein.

     The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote shall constitute a quorum for the transaction of business. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. An abstention as to any proposal will therefore have the same effect as a vote against the proposal.

     The mailing address of the principal executive office of the Company is 3100 West Lake Street, Suite 300, Minneapolis, Minnesota 55416. The Company expects that this Proxy Statement, the related Proxy and Notice of Meeting will first be mailed to shareholders on or about April 28, 2000.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     The Board of Directors of the Company has fixed March 22, 2000 as the record date for determining shareholders entitled to vote at the 2000 Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the 2000 Annual Meeting. At the close of business on March 22, 2000, there were 5,767,121 shares of the Company's Common Stock, no par value, issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the 2000 Annual Meeting. Holders of Common Stock are not entitled to cumulative voting rights.


               PRINCIPAL SHAREHOLDERS AND MANAGEMENT SHAREHOLDINGS

     The following table provides information as of March 22, 2000 concerning the beneficial ownership of the Company's Common Stock by (i) the persons known by the Company to own more than 5% of the Company's outstanding Common Stock,
(ii) each director of the Company, (iii) the named executive officers in the Summary Compensation Table, and (iv) all directors and executive officers as a group. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by them.

NAME (AND ADDRESS OF 5%                         NUMBER OF SHARES        PERCENT
OWNER) OR IDENTITY OF GROUP                   BENEFICIALLY OWNED(1)     OF CLASS
---------------------------                   ---------------------     --------

Rick N. Diamond                                    2,150,000(2)          34.7%
 3100 West Lake Street
 Minneapolis, MN 55416

Gary B. Cohen                                      2,150,000(3)          34.7%
 3100 West Lake Street
 Minneapolis, MN 55416

Dana Olson                                           146,500(4)           2.4%

Lois Dirksen                                          43,157(5)             *

Seymour Levy                                          32,000(6)             *

Phillip T. Levin                                      32,000(7)             *

Douglas W. Franchot                                   31,000(8)             *

Thomas F. Madison                                     30,000(9)             *

All Executive Officers                             4,636,657             74.8%
 and Directors as a Group
 (10 Individuals)

------------------
 *   Less than 1%.

(1) Under the rules of the Securities and Exchange Commission, shares not actually outstanding are nevertheless deemed to be beneficially owned by a person if such person has the right to acquire the shares within 60 days. Pursuant to such SEC rules, shares deemed beneficially owned by virtue of a person's right to acquire them are also treated as outstanding when calculating the percent of class owned by such person and when determining the percentage owned by a group.

(2) Includes 50,000 shares which may be purchased by Mr. Diamond upon exercise of currently exercisable options.

(3) Includes 40,000 shares held by the Cohen Family Trust U/A dated 6/11/99 and 50,000 shares which may be purchased by Mr. Cohen upon exercise of currently exercisable options.

(4) Includes 146,500 shares which may be purchased by Mr. Olson upon exercise of currently exercisable options.

(5) Includes 42,000 shares which may be purchased by Ms. Dirksen upon exercise of currently exercisable options.

(6) Includes 31,000 shares which may be purchased by Mr. Levy upon exercise of currently exercisable options.

(7) Includes 31,000 shares which may be purchased by Mr. Levin upon exercise of currently exercisable options.

(8) Includes 31,000 shares which may be purchased by Mr. Franchot upon exercise of currently exercisable options.

(9) Includes 30,000 shares which may be purchased by Mr. Madison upon exercise of currently exercisable options.


                              ELECTION OF DIRECTORS
                              (PROPOSALS #1 AND #2)

     The Bylaws of the Company provide that the number of directors shall be the number set by the shareholders, which shall be not less than one. The Board of Directors unanimously recommends that the number of directors be set at six and that six directors be elected. Unless otherwise instructed, the Proxies will be so voted.

     Under applicable Minnesota law, approval of the proposal to set the number of directors at six and the election of the nominees to the Board of Directors require the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

     In the absence of other instruction, the Proxies will be voted for each of the individuals listed below. If elected, such individuals shall serve until the next annual meeting of shareholders and until their successors shall be duly elected and shall qualify. All of the nominees are members of the present Board of Directors. If, prior to the 2000 Annual Meeting of Shareholders, it should become known that any one of the following individuals will be unable to serve as a director after the 2000 Annual Meeting by reason of death, incapacity or other unexpected occurrence, the Proxies will be voted for such substitute nominee(s) as is selected by the Board of Directors. Alternatively, the Proxies may, at the Board's discretion, be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. The Board of Directors has no reason to believe that any of the following nominees will be unable to serve.

NAME AND AGE OF                                                         DIRECTOR
DIRECTOR/NOMINEE       AGE       CURRENT POSITION WITH THE COMPANY       SINCE
----------------       ---    --------------------------------------    --------

Rick N. Diamond        37     Chairman of the Board, Chief Executive
                              Officer                                    1987

Gary B. Cohen          38     President and Director                     1987

Seymour Levy           76     Director                                   1996

Douglas W. Franchot    54     Director                                   1996

Phillip T. Levin       56     Director                                   1996

Thomas F. Madison      64     Director                                   1996

BUSINESS EXPERIENCE OF THE DIRECTOR NOMINEES

     RICK N. DIAMOND is co-founder of the Company and has served as the Chief Executive Officer and a director of the Company since its inception in 1987. Mr. Diamond holds a B.A. degree from the University of Wisconsin and J.D. degree from Washington University in St. Louis, Missouri. Prior to and since founding the Company, he has been active in community and business affairs.

     GARY B. COHEN is co-founder of the Company and has served as the Company's President and as a director since its inception in 1987. Mr. Cohen holds a B.S. degree from the University of Minnesota. Prior to and since founding the Company, he has been active in community and business affairs.

     SEYMOUR LEVY has served as President of Sy Levy & Associates, Inc., a management and organizational consulting firm since 1974.

     DOUGLAS W. FRANCHOT has served as President of Wood, Franchot Inc., an executive search consulting company since August 1985.

     PHILLIP T. LEVIN has served as a director and officer of Metacom, a distributor of audio cassettes, since he co-founded it in 1970. Mr. Levin has also served as Chairman of the Board of Directors of Zomax Optical Media, Inc., a manufacturer of compact discs, since April 1996.

     THOMAS F. MADISON has served as Chairman of Communications Holdings, Inc., a distributor of communication equipment since December 1996. Mr. Madison has served as President and CEO of MLM Partners, a venture capital firm since January 1993. From February 1994 to September 1994, Mr. Madison served as Vice Chair and Office of the CEO of Minnesota Mutual Insurance. From July 1988 to December 1992, Mr. Madison served as President -- US WEST Communications Markets.


                          BOARD AND COMMITTEE MEETINGS

     During fiscal 1999, the Board of Directors held five formal meetings and one telephone conference call. No director attended less than 75% of the meetings of the Board and the committees on which such director served during 1999 with the exception of Mr. Levin who attended 4 out of 6 meetings. The Company's Board of Directors has two standing committees, the Audit Committee and the Compensation Committee.

     The Audit Committee members are Phillip T. Levin and Thomas F. Madison. This committee reviews the selection and work of the Company's independent auditors and the adequacy of internal controls for compliance with corporate policies and directives. During 1999, the Audit Committee met once.

     The Compensation Committee members are Seymour Levy, Phillip T. Levin and Douglas W. Franchot. This committee recommends to the Board of Directors from time to time the salaries to be paid to executive officers of the Company and any plan for additional compensation it deems appropriate. In addition, this committee is vested with the same authority as the Board of Directors with respect to the granting of options and the administration of the Company's 1996 Stock Option Plan. During 1999, the Compensation Committee met once.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information regarding compensation paid or accrued during each of the Company's last three fiscal years to the Chief Executive Officer, and the two other most highly compensated executive officers of the company whose salary and bonus exceeded $100,000 in the last fiscal year. No other executive officer's total annual salary and bonus exceeded $100,000 based on salary and bonus earned during fiscal year 1999.

                                                                                                 LONG TERM
                                                                                                COMPENSATION
                                                                                     --------------------------------
                                                      ANNUAL COMPENSATION                    AWARDS           PAYOUTS
                                              -----------------------------------    ---------------------    -------
                                                                                     RESTRICTED                LTIP
                                                                                        STOCK                 PAYOUTS
NAME AND PRINCIPAL POSITION    FISCAL YEAR    SALARY($)    BONUS($)    OTHER($)       AWARDS($)    OPTIONS      ($)
---------------------------    -----------    ---------    --------     ---------    ----------    -------    -------
Rick N. Diamond,                  1999         157,836      12,138      16,706(1)       --             --       --
 Chief Executive                  1998         163,894          --      28,036(1)       --             --       --
 Officer                          1997         175,000          --      19,657(1)       --             --       --

Gary B. Cohen,                    1999         157,836      12,138      14,325(1)       --             --       --
 President                        1998         163,894          --      28,545(1)       --             --       --
                                  1997         175,000          --      19,751(1)       --             --       --

Dana Olson,                       1999         140,000      12,138          --          --             --       --
 Vice President                   1998         117,154          --          --          --          5,000       --
                                  1997         100,000          --          --          --             --       --

Lois Dirksen,                     1999         101,308      12,138          --          --          7,500       --
 Vice President                   1998          88,096          --          --          --          5,000       --
                                  1997          90,000      12,821          --          --             --       --

------------------
(1) Other compensation reported represents (a) the premiums paid by the company for life insurance for the benefit of such officer (b) value of personal use portion of company provided automobile (c) and other miscellaneous income. The dollar value of each such benefit for the year ended December 31, 1999 is R. Diamond (a) $11,194, (b) $5,512, (c) $0; G. Cohen (a)
     $4,948, (b) $9,377, (c) $0. The dollar value of each such benefit for the year ended December 31, 1998 is R. Diamond (a) $26,086, (b) $1,950, (c) $0;
     G. Cohen (a) $21,920, (b) $6,625, (c) $0. The dollar value of each such benefit for the year ended December 31, 1997 is R. Diamond (a) 17,692, (b) $1,965, (c) $0; G. Cohen (a) $13,140, (b) $6,611, (c) $0. Mr. Olson and Ms.
     Dirksen had no other compensation in 1997-1999.

OPTION GRANTS DURING 1999 FISCAL YEAR

     The following table provides information regarding stock options granted during fiscal 1999 to the named executive officers in the Summary Compensation Table. The Company has not granted any stock appreciation rights.

                                             INDIVIDUAL GRANTS
                     --------------------------------------------------------------------
                                   PERCENT OF TOTAL     EXERCISE OR
                     OPTIONS        OPTIONS GRANTED      BASE PRICE         EXPIRATION
NAME                 GRANTED        IN FISCAL YEAR      PER SHARE(1)           DATE
----                 -------       ----------------     -------------   -----------------
Rick N. Diamond         -0-                --                  --              --
Gary B. Cohen           -0-                --                  --              --
Dana Olson              -0-                --                  --              --
Lois Dirksen          2,500(2)            4.7%             $ 1.00       March 31, 2009
                      2,500(3)            4.7%             $ 1.06       June 30, 2009
                      2,500(4)            4.7%             $ 0.81       December 3, 2009

------------------
(1) All of these options were granted pursuant to the Company's 1996 Stock Option Plan.

(2)  Option was granted on March 31, 1999 and became exercisable immediately.

(3)  Option was granted on June 30, 1999 and became exercisable immediately.

(4)  Option was granted on December 3, 1999 and became exercisable immediately.


OPTION EXERCISES DURING 1999 FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The following table provides information as to options exercised by the named executive officers in the Summary Compensation Table during fiscal 1999 and the number and value of options at December 31, 1999. The Company does not have any outstanding stock appreciation rights.

                                                                   VALUE OF UNEXERCISED
                                NUMBER OF UNEXERCISED            IN-THE-MONEY OPTIONS AT
                           OPTIONS AT DECEMBER 31, 1999(1)          DECEMBER 31, 1999
NAME                          EXERCISABLE/UNEXERCISABLE         EXERCISABLE/UNEXERCISABLE
----                          -------------------------         -------------------------
Rick N. Diamond                     --          --                    --          --
Gary B. Cohen                       --          --                    --          --
Dana Olson                     123,000      22,000                    --          --
Lois Dirksen                    18,500      22,000                $2,500          --

------------------
(1)  Includes options exercisable within 60 days of fiscal year end.


COMPENSATION TO DIRECTORS

     Non-employee members of the Board of Directors receive a per-meeting payment of $500 for formal meetings and $200 for meetings held by telephone conference call. In addition, the Board of Directors has granted to each director nonqualified options to purchase 11,000 shares of Common Stock, with the exception of Mr. Madison who has been granted 10,000 shares, which became exercisable immediately.

     Wood, Franchot Inc., an executive search firm, billed the Company $0, $7,302 and $43,026 for services provided to the Company in 1999, 1998 and 1997, respectively. Douglas W. Franchot, a director of the Company, is President of Wood, Franchot Inc.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

     Each of Mr. Diamond and Mr. Cohen has entered into an employment agreement dated June 30, 1996, with the Company. These agreements have an initial term of two years with automatic one year extensions, unless terminated in writing within sixty (60) days prior to the renewal date. The agreements provide for a minimum annual base salary, currently at $250,000. If employment is terminated by either party following the initial two-year term, Mr. Diamond and Mr. Cohen will receive 12 months salary and health benefits. These agreements require each of Mr. Diamond and Mr. Cohen to vote his shares for election of the other to serve on the Company's Board of Directors. Each of these agreements includes strict confidentiality protections and prohibits each of Mr. Diamond and Mr. Cohen from competing with the Company for a period equal to the period during which the Company is obligated to make severance payments.

     BUY/SELL AGREEMENTS. Each of Mr. Diamond and Mr. Cohen has entered into a Buy/Sell Agreement with the Company and each other. These Agreements give each of Mr. Diamond and Mr. Cohen the option to purchase shares of the Company's stock from the other in the event the other dies, attempts a voluntary sale of stock, or is subject to a possible involuntary transfer of the stock. In addition, these Agreements require each of Mr. Diamond and Mr. Cohen to maintain life insurance on each other and to use the proceeds thereof to purchase shares from the decedent's estate at fair market value. The Company has an option to purchase any shares not purchased by Mr. Diamond or Mr. Cohen, as the case may be. In all instances, purchase options are at fair market value, as measured by the average market price of the Company's publicly traded common stock over a period of 90 days prior to the event giving rise to an option.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, the Company believes that, during fiscal year 1999, all officers, directors and greater than ten-percent beneficial owners complied with the applicable filing requirements.

CERTAIN TRANSACTIONS

     STOCK OPTION VOTING AGREEMENT. Each holder of stock options under the Company's 1996 Stock Option Plan has entered into a voting agreement which grants to Mr. Diamond and Mr. Cohen (acting jointly) the voting rights for all shares acquired pursuant to exercise of such options, until the earlier of five years from date of exercise or until the holder sells such shares in the public market. Shares sold into the public market will not thereafter be subject to the voting agreement.


                 APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES
               RESERVED UNDER THE COMPANY'S 1996 STOCK OPTION PLAN
                                  (PROPOSAL #3)

AMENDMENT

     As of December 31, 1999, the Company had outstanding incentive and nonqualified options for the purchase of an aggregate of 292,500 shares of the Company's common stock granted under the

Company's 1996 Stock Option Plan. In order to provide sufficient shares for future options, the Board of Directors proposes that the number of shares reserved under the 1996 Plan be increased from 430,000 to 1,000,000 shares. The Board believes that granting fairly-priced stock options to employees and directors is an effective means to promote the future growth and development of the Company. Such options, among other things, increase employees' and directors' proprietary interest in the Company's success and enables the Company to attract and retain qualified personnel. The Board therefore recommends that all shareholders vote in favor of increasing the number of shares reserved under the 1996 Plan from 430,000 to 1,000,000.

     A general description of the basic features of the 1996 Plan is presented below, but such description is qualified in its entirety, by reference to the full text of the 1996 Plan, a copy of which may be obtained without charge upon written request to Russ Jackson, the Company's Chief Financial Officer.

SUMMARY OF 1996 STOCK OPTION PLAN

     On June 30, 1996, the Board of Directors adopted and shareholders of the Company approved the 1996 Stock Option Plan (the "Option Plan") to provide for the granting of stock options to employees, directors consultants and officers of the Company. The Option Plan permits the granting of incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended ("Incentive Options"), and also nonqualified stock options ("Nonqualified Options") which do not meet the requirements of Section 422. The Company has reserved 430,000 shares of its Common Stock for issuance upon exercise of options granted under the Option Plan, and at December 31, 1999, the Company had granted options for 292,500 shares.

     Incentive Options may not be granted at exercise prices less than the fair market value of the Common Stock on the date of grant (or, for an option granted to a person holding more than 10% of the Company's voting stock, at less than 110% of fair market value) and the Company does not intend to grant any Nonqualified Options at an exercise price less than 85% of fair market value on the date of grant. Generally, an optionee who leaves the Company for reasons other than death or termination for cause will have three months after termination within which to exercise his or her options. Options may not be transferred other than by will or the laws of descent and distribution and may be exercised only by the optionee during his or her lifetime. Options which have been granted to employees who terminate employment due to death may be exercised until the normal expiration date of the option. The term of each option (including Incentive Options granted to a person holding more than 10% of the Company's voting stock) is fixed at the date of grant and generally will not exceed five years. Options may be fully exercisable immediately or may become exercisable in installments. The exercisability of all outstanding options automatically accelerates if the Company dissolves, liquidates or merges or consolidates with another corporation and is not the surviving corporation.

     Each holder of stock options under the Option Plan is required to enter into a voting agreement which grants to Mr. Diamond and Mr. Cohen (acting jointly) the voting rights for all shares acquired pursuant to exercise of such options, until the earlier of five years from date of exercise or until the holder sells such shares in the public market. Shares sold into the public market will not thereafter be subject to the voting agreement. See "Certain Transactions".

     VOTE REQUIRED. The Board of Directors recommends that the shareholders approve the amendment to the 1996 Plan to increase the number of shares reserved for issuance under the 1996 Plan from 430,000 to 1,000,000. Under applicable Minnesota law, approval of the amendment to the 1996 Plan requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.


                                 OTHER BUSINESS

     Management knows of no other matters to be presented at the 2000 Annual Meeting. If any other matter properly comes before the 2000 Annual Meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.


                              SHAREHOLDER PROPOSALS

     Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2001 Annual Meeting must be received by the Company by November 15, 2000 to be included in the Company's proxy statement and related proxy for the 2001 Annual Meeting.


                                  ANNUAL REPORT

     A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1999, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No portion of the Annual Report is incorporated herein or is to be considered proxy soliciting material.


                                   FORM 10-KSB

     THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND A LIST OF EXHIBITS TO SUCH FORM 10-KSB. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB UPON THE ADVANCE PAYMENT OF REASONABLE FEES. REQUESTS FOR A COPY OF THE FORM 10-KSB AND/OR ANY EXHIBIT(S) SHOULD BE DIRECTED TO RUSSELL JACKSON, CHIEF FINANCIAL OFFICER, ACI TELECENTRICS, INCORPORATED, 3100 WEST LAKE STREET, SUITE 300, MINNEAPOLIS, MINNESOTA 55416. YOUR REQUEST MUST CONTAIN A REPRESENTATION THAT, AS OF MARCH 22, 2000, YOU WERE A BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE 2000 ANNUAL MEETING OF SHAREHOLDERS. COPIES OF THE COMPANY'S 10KSB, PROXY AND OTHER INFORMATION MAY ALSO BE OBTAINED FROM THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT http://www.sec.gov.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ Rick N. Diamond

                                       Rick N. Diamond, Chief Executive Officer

Dated: April 28, 2000

                             ACI TELECENTRICS, INC.

                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 26, 2000
                                    3:30 P.M.

                            FREDRIKSON & BYRON, P.A.
                            PIPESTONE VOYAGEURS ROOM
                            1100 INTERNATIONAL CENTRE
                             900 SECOND AVENUE SOUTH
                             MINNEAPOLIS, MINNESOTA







ACI TELECENTRICS, INC.
3100 WEST LAKE STREET, SUITE 300
MINNEAPOLIS, MINNESOTA 55416                                               PROXY
--------------------------------------------------------------------------------

The undersigned hereby appoints Rick N. Diamond and Gary B. Cohen, and each of them, with full power of substitution, his or her Proxies to represent and vote, as designated, all shares of the Common Stock of ACI Telecentrics, Incorporated registered in the name of the undersigned at the 2000 Annual Meeting of Shareholders of the Company to be held at the offices of Fredrikson & Byron, P.A., Pipestone Voyageurs Room, 1100 International Centre, 900 Second Avenue South, Minneapolis, Minnesota at 3:30 p.m., on Friday, May 26, 2000, and at any adjournment thereof. The undersigned hereby revokes all proxies previously granted with respect to such Annual Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.






                      SEE REVERSE FOR VOTING INSTRUCTIONS.

                                  VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to ACI Telecentrics, Inc., c/o Shareowner Services(SM), P.O. Box 64873, St. Paul, MN 55164-0873.










                       [ARROW] PLEASE DETACH HERE [ARROW]




           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH PROPOSAL.

1.  Set the number of directors at six (6).                                  [ ] For       [ ] Against       [ ] Abstain

2.  Election of directors:   01 Rick N. Diamond   04 Douglas W. Franchot     [ ] Vote FOR          [ ] Vote WITHHELD
                             02 Gary B. Cohen     05 Phillip T. Levin            all nominees          from all nominees
                             03 Seymour Levy      06 Thomas F. Madison           (except as marked)

                                                                              _________________________________________
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,      |                                         |
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)     |_________________________________________|

3.  Approve an amendment to increase the number of shares reserved under
    the Company's 1996 Stock Option Plan from 430,000 to 1,000,000.          [ ] For       [ ] Against       [ ] Abstain

4. Other Matters. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL
SPECIFICALLY IDENTIFIED ABOVE.

Address Change? Mark Box [ ] Indicate changes below:                            Date _________________________, 2000

                                                                              _________________________________________
                                                                             |                                         |
                                                                             |                                         |
                                                                             |_________________________________________|

                                                                             Signature(s) in Box
                                                                             PLEASE DATE AND SIGN ABOVE exactly as name
                                                                             appears at the left, indicating, where
                                                                             proper, official position or representative
                                                                             capacity. For stock held in joint tenancy,
                                                                             each joint owner should sign.